BUSINESS COMBINATION AND INVESTMENT IN AN AFFILIATED COMPANY (Reconciliation of the Share in Income (Loss), Impairment of Investment in FAvS and Gain from Dilution) (Details) - First Aviation Services, Inc. [Member] - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Business Acquisition [Line Items]
Share in income related to common stockholders	$ 49	$ 838
Share in income related to preferred stock	218	187
Net income	$ 267	$ 1,025